Dividends	12 Months Ended
Dec. 31, 2025
Share Capital, Reserves And Other Equity Interest [Abstract]
Dividends	Dividends

Interim dividends

	$ per share			$ million
	2025	2024	2023	2025	2024	2023
Cash:
March	0.358	0.344	0.2875	2,179	2,210	2,030
June	0.358	0.344	0.2875	2,123	2,177	1,984
September	0.358	0.344	0.3310	2,103	2,169	2,179
December	0.358	0.344	0.3310	2,067	2,112	2,196
Total	1.432	1.376	1.237	8,472	8,668	8,389
On February 5, 2026, the Directors announced a further interim dividend in respect of 2025 of $0.372 per ordinary share. The total dividend is estimated to be $2,110 million and is payable on March 30, 2026, to shareholders on the register at February 20, 2026.
Shareholders will be able to elect to receive their dividends in US dollars, sterling or euros.